[LOGO] HARRIS INSIGHT FUNDS (TM)

                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND
                        HARRIS INSIGHT MONEY MARKET FUND
                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

                                 Service Shares
                       Supplement dated October 19, 2005
                       to the Prospectus dated May 1, 2005

Footnote 2 to the Fees and Expense Table on Page 12 is replaced in its entirety by the following footnote:

   /2/ Other expenses as stated above include a fee of up to 0.35% of average net assets for administration of a financial services program specific to the Service Shares class. That program is not offered to the Service Shares class, and the Service Shares class does not incur that expense.

                                      * * *

The paragraph entitled "Cash Management Programs" on page 18 is deleted in its entirety.


                                                                     HIF-1596